D A T A A S O F J U N E 3 0 , 2 0 1 5 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION REVISED AUGUST 6, 2015

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2015 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and other periodic reports which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Geographic Markets / Franchise Value • Strong Capital & Reserves • Commitment to Enhancing Shareholder Value • Cash Dividends • Share Repurchase Programs • Relationship Banking Strategy / Customer Experience • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Prudent Expense Management / Cost Reduction Initiatives • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 254 community banking offices across the Mid-Atlantic • Asset size: $17.4 billion • 3,700+ team members (3,470 FTEs (1)) • Market capitalization: $2.3 billion (2) 4 (1) Full-time equivalent employees. (2) Based on shares outstanding and the closing price as of June 30, 2015.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Source: SNL Financial LC. Note: Data as of June 30, 2014 per Federal Deposit Insurance Corporation (FDIC) Summary of Deposits. (1) Median HH Income, 2015 – 2020 Projected Population Change and 2015 – 2020 Projected HH Income Change are weighted by deposits in each MSA. Median Deposits Market Market Household (HH) Metropolitan Statistical Area (MSA) (in millions) Rank Share Income Population HH Income Lancaster, PA 2,589$ 2 25.01% 56,243$ 2.39% 5.22% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,454 14 0.57% 62,072 1.63% 5.70% Allentown-Bethlehem-Easton, PA-NJ 1,338 4 8.77% 58,052 0.88% 3.86% New York-Newark-Jersey City, NY-NJ-PA 1,061 61 0.08% 66,610 2.67% 5.74% Baltimore-Columbia-Towson, MD 836 10 1.29% 71,001 3.50% 10.14% York-Hanover, PA 718 4 10.95% 58,662 1.34% 6.44% Lebanon, PA 674 1 34.09% 55,459 1.52% 7.21% Harrisburg-Carlisle, PA 625 7 5.21% 58,271 2.04% 7.94% Reading, P 445 7 4.57% 54,255 0.83% 5.84% Hagerstown-Martinsburg, MD-WV 445 2 13.91% 55,961 3.51% 8.64% Top 10 Fulton Financial Corporation MSAs (1) 11,184$ 59,956$ 2.00% 6.09% Total Franchise (1) 12,893$ 59,969$ 2.08% 6.45% Nationwide 53,706$ 3.52% 6.68% 2015-2020 Projected Change

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President & CEO 35 35 Various roles since joining in 1979 Patrick Barrett (1) Senior EVP & CFO 1 22 SunTrust, JPMorgan, Deloitte Touche Tomatsu Craig Roda Senior EVP/ Community Banking 36 36 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ CRO 2 37 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 24 24 Various roles since joining in 1990 Meg Mueller Senior EVP & CCO 18 28 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 22 22 Various roles since joining in 1992 DEEP EXECUTIVE MANAGEMENT TEAM 6 (1) Includes years of service in public accounting as a financial services industry specialist

SECOND QUARTER HIGHLIGHTS • Diluted Earnings Per Share Growth • 4.5% decrease compared to 1Q15 • Loans & Deposits • 0.7% increase in average loans compared to 1Q15, driven by Commercial and Commercial Real Estate; 3.1% increase compared to 2Q14 • 0.8% increase in average deposits compared to 1Q15, driven by an increase in savings and demand deposits; 7.0% increase compared to 2Q14 • Net Interest Income & Margin • 0.5% decrease in net interest income and a 7 basis point decrease in net interest margin compared to 1Q15 • Asset Quality • $2.2 million loan loss provision; increase in net charge-offs, stable non-performing loans • Non-Interest Income • Increased 8.6% compared to 1Q15 and increased 0.7% compared to 2Q14; increase in other service charges and fees in comparison to both periods • Non-Interest Expenses • Very slight (0.1%) decrease compared to 1Q15; 1.9% increase compared to 2Q14 • Strong Capital Levels • Capital levels remain above regulatory minimums under Basel III standards • Quarterly cash dividend to shareholders remained at nine cents; 1.5 million shares repurchased during 2Q15 • Issued $150 million of subordinated debt; proceeds used to redeem $150 million of trust preferred securities 7

INCOME STATEMENT SUMMARY – QUARTERLY COMPARISON

FULTON FINANCIAL CORPORATION

	2Q15	Change from 1Q15	Change from 2Q14
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 122,920	$ (661)	$ (4,978)
Loan Loss Provision	2,200	5,900	(1,300)
Non-interest Income	44,074	3,482	314
Securities Gains	2,415	(1,730)	1,303
Non-interest Expense	118,354	(124)	2,180
Income Taxes	12,175	(1,329)	(1,325)
Net Income	$ 36,680	$ (3,356)	$ (2,916)
Per Share (Diluted)	$ 0.21	$ (0.01)	$ -
ROA	0.86%	(0.09%)	(0.08%)
ROE (tangible) (1)	9.83%	(1.13%)	(0.47%)
Efficiency ratio (1)	68.94%	(1.22%)	3.09%

- **Net Income of $36.7 million; an 8.4% decrease from 1Q15 and a 7.4% decrease from 2Q14**
- Net Interest Income
  - *From 1Q15*: Decrease of 0.5% due to a 7 bps decline in net interest margin (NIM)
  - *From 2Q14*: Decrease of 3.9% due to 21 bps decline in NIM, partially offset by 2.5% increase in average earning assets
- Loan Loss Provision

  $3.7 million negative provision in Q1 2015
- Non-Interest Income
  - *From 1Q15*: Increase of 8.6% driven by increases in overdraft fees, merchant and mortgage sale gains
  - *From 2Q14*: Increase of 0.7% due to increased merchant and debit card income and other service charges and fees
- Non-Interest Expenses
  - *From 1Q15*: Decrease of 0.1% reflecting lower occupancy and OREO costs, offset by higher outside services and marketing
  - *From 2Q14*: Increase of 1.9% due to higher staffing costs and outside services

Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets

(1) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

8

NET INTEREST INCOME AND MARGIN 9 Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $127.9 $129.4 $128.0 $123.6 $122.9 3.41% 3.39% 3.31% 3.27% 3.20% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.8 $2.8 $2.9 $2.8 $2.8 $12.8 $12.9 $13.1 $13.1 $13.2 3.92% 3.90% 3.85% 3.83% 3.74% 0.0% 2.0% 4.0% $- $4.0 $8.0 $12.0 $16.0 $20.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Securities & Other Loans Earning Asset Yield (FTE) $12.6 $13.0 $13.3 $13.4 $13.5 $1.9 $1.7 $1.5 $1.4 $1.4 0.71% 0.73% 0.76% 0.80% 0.77% 0.5% 0.7% 0.9% $- $4.0 $8.0 $12.0 $16 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS)

LOAN PORTFOLIO COMPOSITION & YIELD 10 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2011 to 2014 and for the six months ended June 30, 2015. (1) Presented on a fully-taxable equivalent basis. $4.5 $4.6 $4.9 $5.1 $5.2 $3.7 $3.6 $3.7 $3.7 $3.8 $1.6 $1.6 $1.7 $1.7 $1.7 $1.0 $1.2 $1.3 $1.4 $1.4 $0.7 $0.6 $0.6 $0.6 $0.7 $0.4 $0.4 $0.4 $0.4 $0.3 5.09% 4.81% 4.39% 4.21% 4.08% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2011 2012 2013 2014 June 2015 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $12.6 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Average loans are up 2.9% during the first six months of 2015 compared to the same period in 2014; Commercial and Commercial Mortgage up 2.9%, Construction loans up 19.1%, partially offset by declines in Consumer and Home Equity loans. $11.9 $12.0 $12.9 $13.1

DEPOSITS PORTFOLIO COMPOSITION 11 Note: Deposit composition is based on average balances for the periods indicated. 24% 26% 23% 17% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Six Months Ended June 30, 2014 23% 28% 23% 17% 9% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Six Months Ended June 30, 2015 Average demand and savings up 8.6% compared to the six months ended June 30, 2014; while total average deposits are up 7.1%.

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Anticipated Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 75.7 mill ion 15.6% +200 bps $ 48.6 mill ion 10.0% +100 bps $ 21.2 mill ion 4.4% - 100 bps $ (19.2) mill ion -4.0% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT JUNE 30, 2015 12

ASSET QUALITY ($ IN MILLIONS) 13 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 129.56% 132.85% 134.26% 120.34% 113.34% 1.51% 1.47% 1.42% 1.37% 1.28% 0.00% 1.00% 2.00% 3.00% 0.00% 25.00% 50.00% 75.00% 100.00% 125.00% 150.00% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $9.1 $5.8 $8.2 $2.6 $12.4 0.28% 0.18% 0.25% 0.08% 0.38% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q2 2014 Q3 2014 Q4 2014 1 5 2 2015 NCOs NCOs/Average Loans $3.5 $3.5 $3.0 $(3.7) $2.2 $(6.0) $(4.0) $(2.0) $- $2.0 $4.0 $6.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $149.3 $143.8 $138.5 $149.3 $149.5 1.16% 1.10% 1.06% 1.14% 1.13% 0.00% 0.50% 1.00% 1.50% 2.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 NPL NPLs/Loans

NON-INTEREST INCOME, EXCLUDING SECURITIES GAINS ($ IN MILLIONS) 14 Non-interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $43.8 $41.8 $41.3 $40.6 $44.1 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Mortgage Banking Income & Spreads Other Non-interest Income 1.15% 1.32% 1.03% 1.11% 1.62% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Gains on Sales Servicing Income Spread on Sales (1) $5.7 $4.0 $3.7 $4.7 $5.3 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40 $45.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $38.0 $37.8 $37.5 $34.9 $38.7 8.6% (1) Represents Gains on Sales divided by total commitments to originate residential mortgage loans for customers.

NON-INTEREST EXPENSES ($ IN MILLIONS) 15 Non-interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $116.2 $115.8 $117.7 $118.5 $118.4 65.9% 65.8% 67.5% 70.2% 68.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Salaries and Employee Benefits & Staffing Other Non-interest Expenses 3,530 3,468 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Total Salaries Employee Benefits Average Full-time Equivalent Employees $63.6 $62.4 $65.4 $65.0 $65.1 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Occp & Equip Data Processing & Software Outside Srvs Other $52.6 $53.4 $52.3 $53.5 $53.3 - 0.1% (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation.

COMPLIANCE & RISK MANAGEMENT $1.8 $2.1 $3.2 $4.1 $4.6 $1.4 $8.2 $4.2 13 45 47 0 5 10 15 20 25 30 35 40 45 50 $- $3.0 $6.0 $9.0 $12.0 2011 2012 2013 2014 2015 (Projected) Salaries & Benefits Expense Outside Consulting Services# Staffing $0.8 YTD Jun15: $2.0 YTD Jun15: $3.0 $0.1 16 # Represents third-party consulting and legal services directly related to BSA/AML compliance program. 2015 and 2014 exclude $0.7 million and $0.6 million, respectively, of capitalized software costs. To tal A n n u al E xp e n ses , in m ill io n s • Strengthening Risk Management and Compliance infrastructures • Address deficiencies within BSA/AML compliance • Recent BSA/AML enforcement actions at the Corporation and banking subsidiaries • Significant investments in personnel, outside services and systems; largely in-line with amounts previously disclosed BSA/AML Compliance Program Expenses and Staffing To tal N u m b e r o f Em p lo ye e s at Pe rio d En d

COST SAVINGS INITIATIVES 2014 Cost Savings Initiatives: Branch consolidations (13 total) Organizational streamlining Compensation and benefit reductions 17 Implementation Expense Implementation Expense Implementation Expense Implementation Expense Expenses (Gains) Reductions Expenses (Gains) Reductions Expenses Reductions Expenses Reductions Branch consolidations 2,080$ (800)$ 2,080$ (2,400)$ 1,570$ (165)$ 1,780$ (1,690)$ Subsidiary bank management reductions and other employee compensation and benefit reductions (1,100) (2,195) (1,100) (4,550) 450 (1,495) 450 (3,065) Total impact of cost savings initiatives 980$ (2,995)$ 980$ (6,950)$ 2,020$ (1,660)$ 2,230$ (4,755)$ (in thousands) 2014 COST SAVING INITIATIVES Dec 31, 2015 (PROJECTED) Year Ended 2015 COST SAVING INITIATIVES Dec 31, 2014 (ACTUAL) Jun 30, 2015 (ACTUAL) Year Ended Six Months Ended Six Months Ended Jun 30, 2014 (ACTUAL)$7 million savings in 2014 ($8 million estimated annual savings run rate) 2015 Cost Savings Initiatives: Branch consolidations (11 total; 9 completed in April 2015) Staffing and benefit reductions $5 million estimated savings in 2015 ($7 million estimated annual savings run rate)

PROFITABILITY & CAPITAL 18 ROA ROE Diluted Earnings Per Common Share 7.24% 8.24% 8.65% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 FULT Peer^ Top 50* 0.86% 0.94% 0.97% 0.75% 0.80% 0.85% 0.90% 0.95% 1.00% 1.05% 1.10% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 FULT Peer^ Top 50* Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets. ROE is return an average equity, determined by dividing net income for the period indicated by average equity. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 9.5% 9.3% 8.8% 8.9% 8.9% 0.0% 4.0% 8.0% 12.0% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Tangible Common Equity Ratio (1) $0.21 $0.21 $0.21 $0.22 $0.21 $- $0.05 $0.10 $0.15 $0.20 $0.25 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015

STOCK REPURCHASE PROGRAMS June 2012 to July 2015 Repurchase Programs (1) Shares Repurchased 29.1 million % of Outstanding Shares 14.5% (2) Amount Repurchased $341 million Average Purchase Price $11.69 19 demand and savings (1) Share repurchases completed from June 2012 through July 31, 2015. (2) Total shares repurchased as a percentage of outstanding common stock on June 30, 2012. In April 2015, the Board of Directors approved the repurchase of up to $50 million of shares of our common stock, or 2.3% of outstanding shares at any time, through December 31, 2015. Of this amount, we have repurchased 2.7 million shares at a total cost of $34.2 million through July 31, 2015.

AVERAGE ASSETS AND ROA, BY BANK Six Months Ended Jun 30, 2015 Return on Average Assets (1) Average Assets ($ Millions) 2015 2014 Fulton Bank, N.A. $9,534 1.08% 1.22% Lafayette Ambassador Bank 1,423 1.08% 1.04% FNB Bank, N.A. 340 0.73% 1.01% Swineford National Bank 302 1.43% 0.89% The Columbia Bank 2,104 0.82% 0.93% Fulton Bank of New Jersey 3,539 0.76% 0.73% Fulton Financial Corporation $17,158 0.90% 0.97% Six Months Ended Jun 30, (1) Net Income divided by average assets, annualized. 20

2015 OUTLOOK 21 Area Original Updated Loans & Deposits Annual average growth of 3%-7% Loans - Growth at lower end of range; Deposits - no change Net Interest Margin Compression of 0-4 bps per quarter, on average, based on the current interest rate environment Compression of 5-8 basis points over the second half of 2015 Asset Quality Continued modest provision; volatility may occur due to individual credits No change Non-Interest Income Mid- to high- single digit growth rate Growth at lower end of range Non-Interest Expense Low- single digit growth rate No change, except for $5.6 million of debt extinguishment costs in Q3 2015 Compliance, Risk Management and Technology Continued focus on program build- out No change Capital Continued commitment to return of capital to shareholders No change

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 23 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Balance Yield Q1 2015 Q2 2014 Q1 2015 Q2 2014 Comm'l Mort 5,211$ 4.15% 47$ 72$ (0.07%) (0.21%) Commercial 3,836 3.79% 66 218 (0.08%) (0.16%) Home Equity 1,695 4.11% (26) (41) (0.03%) (0.07%) Resid Mort 1,356 3.82% (14) 17 (0.02%) (0.15%) Construction 699 3.97% 10 111 0.04% (0.20%) Cons./Other 396 5.96% 14 20 (0.31%) 0.17% Total Loans 13,193$ 4.05% 97$ 397$ (0.06%) (0.16%) (dollars in millions) Balance FromQ2 2015 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 24 Balance Rate Q1 2015 Q2 2014 Q1 2015 Q2 2014 Nonint DDA 3,735$ - % 73$ 413$ - % - % Int DDA 3,153 0.13% 17 238 0.00% 0.01% Savings/MMDA 3,569 0.14% 52 213 0.01% 0.02% CD's 3,027 1.04% (35) 15 0.02% 0.14% Total Deposits 13,484 0.30% 107 879 0.00% 0.02% Cash Mgt 260 0.07% - (38) -0.01% -0.02% Total Customer Funding 13,744$ 0.29% 107$ 841$ 0.00% 0.02% (dollars in millions) Balance FromQ2 2015 Change In Rate From Note: Average customer funding is for the three months ended June 30, 2015.

ENDING LOAN DISTRIBUTION BY STATE

JUNE 30, 2015

FULTON FINANCIAL CORPORATION

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Consumer & Other	Total
			(in thousands)			
Pennsylvania	$ 2,712,292	$ 2,638,647	$ 431,623	$ 677,947	$ 1,281,693	$ 7,742,202
New Jersey	560,899	1,344,596	104,350	168,589	362,495	2,540,929
Maryland	302,568	601,386	55,668	175,886	286,106	1,421,614
Virginia	139,389	419,999	87,613	261,144	64,036	972,181
Delaware	91,707	233,015	52,670	85,538	104,374	567,304
	$ 3,806,855	$ 5,237,643	$ 731,924	$ 1,369,104	$ 2,098,704	$ 13,244,230

25

NON-PERFORMING LOANS* JUNE 30, 2015 26 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (in thousands) Pennsylvania 22,705$ 16,822$ 9,996$ 9,966$ 8,158$ 67,647$ Maryland 1,931 4,502 1,705 3,778 2,036 13,952 New Jersey 7,191 26,562 2,850 7,659 5,521 49,783 Virginia 3,677 1,855 117 9,130 771 15,550 Delaware 335 191 217 1,029 802 2,574 35,839$ 49,932$ 14,885$ 31,562$ 17,288$ 149,506$ Ending Loans 3,806,699$ 5,237,800$ 731,925$ 1,369,103$ 2,098,703$ 13,244,230$ Non-performing Loan % (6/30/15) 0.94% 0.95% 2.03% 2.31% 0.82% 1.13% Non-performing Loan % (3/31/15) 1.15% 0.89% 2.09% 2.10% 0.81% 1.14% * Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) THREE MONTHS ENDED JUNE 30, 2015 27 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (dollars in thousands) Pennsylvania 9,004$ 314$ 22$ 235$ 846$ 10,421$ Maryland (127) (125) (151) 446 226 269 New Jersey 820 1,008 (6) (62) (1) 1,759 Virginia (1) - (6) (16) 5 (18) Delaware (1) (6) (3) (7) (9) (26) 9,695$ 1,191$ (144)$ 596$ 1,067$ 12,405$ Average Loans 3,836,397$ 5,210,540$ 698,685$ 1,356,464$ 2,090,514$ 13,192,600$ Annualized Net Charge-offs (Recoveries) to Average Loans 1.01% 0.09% -0.08% 0.18% 0.20% 0.38%

INVESTMENT PORTFOLIO JUNE 30, 2015 28 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value Agency collateralized mortgage obligations 3.6 931$ (13) 918$ Agency mortgage-backed securities 4.5 998 11 1,009$ Municipal bonds 4.6 232 5 237$ Auction rate securities 2.0 106 (7) 99$ Corporate & trust preferred securities 9.4 99 (2) 97$ US Government Sponsored Agency securities 4.9 48 - 48$ Bank stocks N/A 24 9 33$ Other investments N/A - - Total Investments 4.2 2,438$ 3$ 2,441$ (dollars in millions)

A SUSTAINABLE PAYOUT 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 2011 2012 2013 2014 YTD 6/2015 Cash Dividend Yield 29 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2011 to June 30 , 2015. Cash Dividend Per Common Share & Yield CAGR (2) = 27.7% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) QUARTER ENDED JUNE 30 30 Q2 2015 Q1 2015 Q2 2014 Q1 2015 Q2 2014 Invt Mgt & Trust 11,011$ 10,889$ 11,339$ 122$ (328)$ Overdraft & NSF Fees 5,352 4,801 5,542 551 (190) Mortgage Banking Income 5,339 4,688 5,741 651 (402) Merchant Fees 4,088 3,177 3,843 911 245 Service Charges 3,916 3,551 3,717 365 199 Cash Mgt Fees 3,369 3,217 3,293 152 76 Debit Card Fees 2,626 2,389 2,435 237 191 Credit Card Fees 2,474 2,235 2,353 239 121 Letters of Credit 1,174 1,157 1,184 17 (10) Commercial Swap Fees 1,026 811 994 215 32 Other Income 3,699 3,677 3,319 22 380 Total Non-Interest Income 44,074$ 40,592$ 43,760$ 3,482$ 314$ (in thousands) Change From

NON-INTEREST EXPENSE QUARTER ENDED JUNE 30 31 Q2 2015 Q1 2015 Q2 2014 Q1 2015 Q2 2014 Salaries & Benefits 65,067$ 64,990$ 63,623$ 77$ 1,444$ Occupancy & Equipment 15,144 17,650 14,824 (2,506) 320 Data Proc. & Software 8,270 8,086 7,540 184 730 Outside Services 8,125 5,750 7,240 2,375 885 FDIC Insurance 2,885 2,822 2,615 63 270 Professional fees 2,731 2,871 3,559 (140) (828) Supplies & Postage 2,726 2,369 2,451 357 275 Marketing 2,235 1,233 2,337 1,002 (102) Telecommunications 1,617 1,716 1,789 (99) (172) Operating Risk Loss 674 827 716 (153) (42) OREO & Repo Expenses, net 129 1,362 748 (1,233) (619) Other Expenses 8,751 8,802 8,732 (51) 19 Total Non-Interest Expenses 118,354$ 118,478$ 116,174$ (124)$ 2,180$ (in thousands) Change From

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Jun 30 2014	Sep 30 2014	Dec 31 2014	Mar 31 2015	Jun 30 2015
Efficiency ratio	*(dollars in thousands)*				
Non-interest expense	$ 116,174	$ 115,798	$ 117,720	$ 118,478	$ 118,354
Less: Intangible amortization	(315)	(314)	(315)	(130)	(106)
Numerator	$ 115,859	$ 115,484	$ 117,405	$ 118,348	$ 118,248
Net interest income (fully taxable equivalent)	$ 132,175	$ 133,692	$ 132,614	$ 128,086	$ 127,444
Plus: Total Non-interest income	44,872	41,900	42,101	44,737	46,489
Less: Investment securities (gains) losses	(1,112)	(81)	(848)	(4,145)	(2,415)
Denominator	$ 175,935	$ 175,511	$ 173,867	$ 168,678	$ 171,518
Efficiency ratio	65.85%	65.80%	67.53%	70.16%	68.94%

	Three Months Ended		
	Jun 30 2014	Mar 31 2015	Jun 30 2015
	(dollars in thousands)		
Return on Average Shareholders' Equity (ROE) (Tangible)			
Net income	$ 39,596	$ 40,036	$ 36,680
Plus: Intangible amortization, net of tax	205	85	69
Numerator	$ 39,801	$ 40,121	$ 36,749
Average shareholders' equity	$ 2,081,898	$ 2,015,963	$ 2,031,788
Less: Average goodwill and intangible assets	(532,585)	(531,732)	(531,618)
Average tangible shareholders' equity (denominator)	$ 1,549,313	$ 1,484,231	$ 1,500,170
Return on average common shareholders' equity (tangible), annualized	10.30%	10.96%	9.83%

32

NON-GAAP RECONCILIATION (CON’T) 33 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2014 2014 2014 2015 2015 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,099,800$ 2,078,006$ 1,996,665$ 2,031,513$ 2,024,817$ Less: Intangible assets (532,432) (532,117) (531,803) (531,672) (531,567) Tangible shareholders' equity (numerator) 1,567,368$ 1,545,889$ 1,464,862$ 1,499,841$ 1,493,250$ Total assets 17,033,639$ 17,238,174$ 17,124,767$ 17,366,393$ 17,365,473$ Less: Intangible assets (532,432) (532,117) (531,803) (531,672) (531,567) Total tangible assets (denominator) 16,501,207$ 16,706,057$ 16,592,964$ 16,834,721$ 16,833,906$ Tangible Common Equity to Tangible Assets 9.5% 9.3% 8.8% 8.9% 8.9%

PEER GROUP* Associated Banc-Corp BancorpSouth, Inc. BOK Financial Corporation Commerce Bancshares, Inc. Cullen/Frost Bankers, Inc. FNB Corporation FirstMerit Corporation Hancock Holding Company IBERIABANK Corporation International Bancshares Corp. National Penn Bancshares, Inc. Private Bancorp, Inc. Prosperity Bancshares, Inc. Susquehanna Bancshares, Inc. (1) TCF Financial Corporation Trustmark Corporation UMB Financial Corporation Umpqua Holdings Corporation Valley National Bancorp Webster Financial Corporation Wintrust Financial Corporation *Fulton’s Peer group as of April 1, 2014. Changes from 2013 peer group include the addition of National Penn Bancshares, Inc., Private Bancorp, Inc. and Trustmark Corporation and the deletion of City National Corporation and People’s United Financial, Inc. Peer comparisons for all historical periods included within this presentation have been updated based on the above peer group for all periods presented. (1) SUSQ is expected to cease to be a peer on August 6, 2015 upon the expected closing of the acquisition by BB&T. 34

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